Exhibit 10.58

ALLDALE MINERALS II, LP

JOINDER AGREEMENT

Dated effective as of January 3, 2019

Reference is made to that certain Amended and Restated Limited Partnership Agreement of AllDale Minerals II, LP dated October 5, 2015, as amended by that certain First Amendment to the Amended and Restated Limited Partnership Agreement of AllDale Minerals II, LP, dated effective as of January 3, 2019 (as amended, the "Partnership Agreement"), by and among AllDale Minerals Management II, LLC and the Limited Partners party thereto.  Capitalized terms not defined herein shall have the meanings given to them in the Partnership Agreement.

Alliance Royalty, LLC hereby joins in and adopts the Partnership Agreement as a Limited Partner thereunder and agrees to be bound by the terms thereof as a Limited Partner.

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be executed effective as of the date first above written.

ALLIANCE ROYALTY, LLC

By:	/s/ R. Eberley Davis
R. Eberley Davis, Senior Vice President, General Counsel and Secretary

ALLDALE MINERALS II, LP

JOINDER AGREEMENT

Dated effective as of January 3, 2019

Reference is made to that certain Amended and Restated Limited Partnership Agreement of AllDale Minerals II, LP dated October 5, 2015, as amended by that certain First Amendment to the Amended and Restated Limited Partnership Agreement of AllDale Minerals II, LP, dated effective as of January 3, 2019 (as amended, the "Partnership Agreement"), by and among AllDale Minerals Management II, LLC and the Limited Partners party thereto.  Capitalized terms not defined herein shall have the meanings given to them in the Partnership Agreement.

AllRoy GP, LLC hereby joins in and adopts the Partnership Agreement as the General Partner thereunder and agrees to be bound by the terms thereof as the General Partner.

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be executed effective as of the date first above written.

ALLROY GP, LLC

By:	/s/ R. Eberley Davis
R. Eberley Davis, Senior Vice President, General Counsel and Secretary